UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2014

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ampio Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders on September 20, 2014. The number of shares of common stock entitled to vote at the annual meeting was 51,972,266. The number of shares of common stock present, in person or represented by proxy, and entitled to vote at the annual meeting was 44,803,051. All matters submitted to a vote of our stockholders at the annual meeting were approved and all director nominees were elected.

The certified results of each of the matters voted upon at the annual meeting, which are more fully described in our definitive proxy statement, are as follows:

(1) Election of five (5) directors for terms expiring at the 2015 annual meeting of stockholders.

DIRECTORS	FOR	WITHHELD
Michael Macaluso	13,144,041	1,150,996
David Bar-Or, M.D.	12,716,935	1,578,102
Philip H. Coelho	12,830,980	1,464,057
Richard B. Giles	13,193,259	1,101,778
David R. Stevens, Ph.D.	13,298,885	996,152

There were 30,508,014 broker non-votes regarding this proposal.

(2) Ratification of the selection of EKS&H LLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

FOR	AGAINST	ABSTAIN
44,368,609	389,982	44,460

There were no broker non-votes regarding this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer

Dated: September 25, 2014